Exhibit 10.5


                   THIS LOAN AGREEMENT AND COMMITMENT LETTER
                  dated for reference the 3rd day of July, 2009

AMONG:

          W.Y. ATAP INVESTMENTS INC. (Inc. No. 0682546), a British Columbia company with an address at #300 - 31935 South Fraser Way, Abbotsford, B.C. V2T 5N7

          (the "Lender")


AND:

          MARC GRAVELLE, businessman, 18488 56A Avenue, Surrey, B.C. V3A 0P8

          ("Gravelle")


AND:

          GEMCO MINERALS INC. (Inc. No. A0065596), a company incorporated in the State of Florida, USA under incorporation number P97000072960 and extraprovincially registered in the province of British Columbia with an address at #102 - 20475 Douglas Crescent, Langley, B.C. V3A 4B6

          (the "Borrower")

AND

          EVAN BRETT, businessman, of 19851 - 48th Avenue, Langley, B.C., V3A 3Y6 and GINO MOLLICA, businessman, of #203 - 20189 56th Avenue, Langley, B.C. V3A 3Y6

          (the "Guarantors")


WHEREAS:

A. The Borrower wishes to secure funding and the Lender has agreed to provide funding to the Borrower in the gross amount of Two Hundred Fifty Thousand Dollars ($250,000);

B. The Guarantors have agreed to personally guarantee the loan;

C. The Guarantors, the Lender and the Borrower wish to set out the terms upon which the Lender will provide the loan and establish their rights and obligations in connection therewith;

THEREFORE, in consideration of the amounts loaned from the Lender to the Borrower, the sum of $1.00 now paid by each of the parties to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties), and other good and valuable consideration, the parties agree as follows:

1. The parties agree that the following definitions shall be used throughout this agreement.

Lender                    W.Y. ATAP INVESTMENTS INC.

Borrower                  GEMCO MINERALS INC.

Guarantors                Evan Brett and Gino Mollica

Loan Amount               $250,000.00 CDN


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Interest Rate             20% per annum

Funding Date              July 6, 2009 or as soon after as possible

Term                      2 years

Balance Due Date          July 5, 2011 (depending on Funding Date)

2. PAYMENT TERMS

2.1 The Borrower shall make interest only payments of Four Thousand One Hundred Sixty-Six Dollars and Sixty-Seven Cents ($4,166.67) to the Lender beginning the 6th day of August, 2009 and continuing on the 6th day of each month through to and including July 5, 2011. On July 5, 2011, the Borrower shall repay all outstanding accrued interest and the principal balance to the Lender in full.

2.2 The Borrower may repay the Loan in full at any time during the Term provided that the Borrower repays both the principal and the entirety of the interest remaining until the end of the Term of the Loan.

3. SECURITY

3.1 As security for the Loan:

     (a) the Borrower shall pay an agent's fee of 5% of the value of the Loan to Marc Gravelle, which amount will be deducted from the advance of the Loan Amount;

     (b) the Borrower shall give to Marc Gravelle 250,000 shares in the capital stock of the Borrower;

     (c) the Borrower shall give to the Lender 250,000 shares in the capital stock of the Borrower;

     (d) the Borrower shall provide a Corporate Certificate stating that the Borrower is, among other things, authorized to borrow the Loan Amount and grant the security and is validly existing in the jurisdiction;

     (e) the Borrower shall provide a promissory note for the full Loan Amount on terms as agreed to herein;

     (f) the Guarantors shall provide personal guarantees or joint execution of the promissory note to evidence their agreement to personally guarantee the Loan Amount;

     (g) the Borrower shall place a further 2,500,000 shares in the capital stock of the Borrower in escrow to be held by the Lender's solicitor, which shares will be released to the Lender upon default in payment of the Borrower and the Guarantors. The Borrower shall enter into an Escrow Agreement among the Lender, the Borrower and the Lender's counsel.


4. DOCUMENTATION

4.1 All legal documentation shall be prepared by the firm of: Kuhn & Company, Legal Counsel 300 - 31935 South Fraser Way Abbotsford, B.C. V2T 5N7 Attention:
Christopher A. Becker

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4.2 The Borrower agrees to pay the legal fees of the Lender's counsel up to an amount of $2,000, which amount will be deducted from the Loan Amount.


5. FURTHER AGREEMENTS

5.1 The Lender and Marc Gravelle agree that for the first Six (6) months they own the shares in the capital stock of the Borrower, they shall be restricted from trading or selling the shares to any third party.

5.2 Notwithstanding any provisions of the Articles of Incorporation (or similar documentation in the State of Florida) of the Borrower, at any time during the Term, the Lender has the option to convert all or a portion of the Loan Amount, including any interest then outstanding, to shares in the capital stock of the Borrower. The price tor any such conversion shall be $1.00 per share. In the event that the shares shall have been trading on an open market for a period of Ninety (90) days consecutively or longer at a price of not less than $1.50 per share, then the Lender must exercise its option within Thirty (30) days of receiving written notice, sent via registered mail, from the Borrower or the right of the Lender shall terminate. Together with any such written notice, the Borrower will provide to the Lender evidence that the shares have been trading at or above $1.50 per share for a minimum of Ninety (90) days.

5.3 If the Lender converts any of the Loan Amount into shares, the Borrower agrees to give to Marc Gravelle the option to purchase 1 share for every share that the Lender converts. The option to purchase the shares shall be for $1.00USD per share and shall be exercisable at any time during the Term unless the above clause becomes operable by the share price reaching $1.50 for 90 consecutive days and the Borrower provides written notice to the Lender to exercise its conversion right, in which case Marc Gravelle must exercise his option within Thirty (30) days or the right shall terminate.

5.4 If the Borrower is unable to pay the Loan Amount to the Lender on the Balance Due Date, the Lender will provide a Thirty (30) day grace period for an additional Two Percent (2%) fee for that 30 day extension. If the Borrower does not repay the Loan Amount at the end of the 30 day grace period, the Lender may sell the 2,500,000 shares held in escrow at the current market value to recover its monies due and owing plus an amount to recoup its expenses and time to sell the said shares, and the balance of shares, if any remaining, will be returned to the Borrower. If, after selling the 2,500,000 shares, there is a shortfall in the balance owing to the Lender then the Borrower will then make up the shortfall by way of cash or free trading shares at the option of the Lender.




Dated this      6 day of July, 2009


W.Y. ATAP INVESTMENTS INC. Per:


/s/ Marc Gravelle
-----------------
MARC GRAVELLE


/s/ Marc Gravelle
-----------------
MARC GRAVELLE


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/s/ Evan Brett                           /s/ Gino Mollica
--------------                           ----------------
EVAN BRETT                               GINO MOLLICA





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Dated: July 6, 2009                                         Amount: $250,000.00
       ------------                                                 -----------
PROMISSORY NOTE


1. FOR VALUABLE CONSIDERATION, GEMCO MINERALS INC. (Florida Incorporation Number P97000072960 and British Columbia extra-provincial registration number A0065596) ("Gemco") of #203 - 20189 56th Avenue, Langley, British Columbia, V3A 3Y6, PROMISES TO PAY to W.Y. ATAP INVESTMENTS INC. (Inc. No. BC0682546), the sum of $250,000.00 with interest of 20% per annum, from July 6, 2009 until repaid in full and with the full balance of principal and interest payable in full on July 5, 2011. Gemco shall make interest only payments of $4,166.67 per month only with the full principal balance payable on July 5, 2011.

2. PROVIDED Gemco is not in default of any payments due hereunder, Gemco shall have the privilege of prepaying all of the principal balance due hereunder at any time without notice or penalty upon payment of all interest due to the end of the term, being July 5, 2011.

3. ESCROW. As security for the balance owing hereunder, Gemco has deposited in trust with W.Y. ATAP Investments Inc.'s solicitors, Christopher A. Becker of Kuhn & Company ("Kuhn"), 300 - 31935 South Fraser Way, Abbotsford, British Columbia, V2T 5N7, a share certificate in the name of W.Y. ATAP INVESTMENTS INC. for 2,500,000 shares in the capital stock of Gemco. Kuhn will hold the share certificate in escrow and undelivered in accordance with an Escrow Agreement between the parties and Christopher A. Becker.

4. Any notice required or permitted to be given by any of the parties mentioned herein will be in writing and may be given by prepaid registered post, facsimile, or personal delivery to the address of such party as set out herein or such other address as any such party may specify by notice in writing to the others and such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third business day following the mailing thereof, if faxed, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice shall not be effectively given until actually delivered.

5. GEMCO MINERALS INC. HEREBY WAIVES in favour of W.Y. ATAP INVESTMENTS INC. presentment for payment, notice of non-payment, protest and notice of protest of this promissory note. 1.

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                                     - 2 -




DATED AND SIGNED at Langley, British Columbia as of this day of July, 2009.

SIGNED by GEMCO MINERALS INC. in the       )        GEMCO MINERALS INC.
presence of:                               )        by its authorized
                                           )        signatories:
//signed//                                 )
Signature of Witness                       )       /s/ Evan Brett
                                           )       --------------------------
                                           )       EVAN BRETT
                                           )
Address of Witness                         )
                                           )
10921 165 B St                             )
Surrey, B.C.                               )

Businessman
-----------
Occupation of Witness



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